UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INVO Bioscience, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INVO Bioscience, Inc.

5582 Broadcast Court

Sarasota, FL 34240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 26, 2023

To the Shareholders of INVO Bioscience, Inc.:

The Annual Meeting of Shareholders (the “Annual Meeting”) of INVO Bioscience, Inc., a Nevada corporation (the “Company,” ‘we,” “us,” or “our”), will be held virtually on Tuesday, December 26, 2023 at 12:00 p.m. Eastern Time. The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/INVO2023. At the Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect five directors to the Board of Directors of the Company (the “Board”);

2.	To ratify the selection of M&K CPAS, PLLC as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2023;

3.	To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”); and

4.	To conduct any other business properly brought before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively on the Internet.  The record date for the Annual Meeting is November 10, 2023. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting

to Be Held Virtually on December 26, 2023 at 12:00 p.m. (ET) virtually via the Internet at www.virtualshareholdermeeting.com/INVO 2023.

The proxy statement and Annual Report on Form 10-K
are available at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Steven Shum
Steven Shum
Chief Executive Officer and Director

Sarasota, Florida

November 24, 2023

You are cordially invited to attend the meeting virtually via the Internet. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote by phone or online as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote via the Internet at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS

OF INVO BIOSCIENCE, INC.

To Be Held Virtually on December 26, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are sending you these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting virtually via the Internet to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by phone or online.

We intend to begin mailing this proxy statement, the attached notice of Annual Meeting, and the enclosed proxy card, on or about November 24, 2023 to all shareholders of record entitled to vote at the Annual Meeting. Only shareholders who owned our common stock on November 10, 2023 are entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, December 26, 2023 at 12:00 p.m. (ET) virtually via the Internet. The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively online at www.virtualshareholdermeeting.com/INVO2023. Information on how to vote at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only shareholders of record as of the close of business on November 10, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting is available for inspection at any time up to the Annual Meeting. If you would like to inspect the list, please call our Corporate Secretary at (978) 878-9505 to arrange a visit to our offices.

Shareholder of Record: Shares Registered in Your Name

If on November 10, 2023 your shares were registered directly in your name without Transfer Online, Inc. (“Transfer Online”), then you are a shareholder of record. As a shareholder of record, you may vote via the Internet at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 10, 2023 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You may vote via the Internet at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

On what matters am I voting?

There are three matters scheduled for a vote:

●	Proposal 1: Election of five directors to the Board;

●	Proposal 2: Ratification of the selection of M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023; and

●

Proposal 3: Approval, for the purposes of Nasdaq Marketplace Rule 5635(d), of the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”).

On the recommendation of the nominating and governance committee, our Board has nominated Mr. Steven Shum, Mr. Trent Davis, Mr. Matthew Szot, Ms. Barbara Ryan, and Rebecca Messina for election, each of whom is presently a director. Our Board believes that the reelection of each director nominee identified above is advisable and in the best interests of the Company and our shareholders. Following election of these directors, one vacancy will exist on the Company’s board of directors. Our Board recommends that shareholders vote “FOR ALL” of the nominees identified above, “FOR” the ratification of M&K as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023, and “FOR” the Warrant Exercise Price Reduction.

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What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the person named as proxy in the proxy card intends to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with his judgment on the matter.

How do I vote?

With respect to Proposal 1, you may vote for “FOR ALL” or “WITHHOLD ALL” or “FOR ALL EXCEPT” any individual nominee.

With respect to Proposal 2, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

With respect to Proposal 3, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

The procedures for voting are:

The answer depends on whether you own your shares of common stock directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can (1) vote via the Internet at the Annual Meeting, (2) vote by proxy using the enclosed proxy card, (3) vote by proxy online or (4) vote by proxy by phone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote via the Internet even if you have already voted by proxy

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR ALL” of the five nominees for director, “FOR” the ratification of M&K as independent auditors for the year ending December 31, 2023, and “FOR” the Warrant Exercise Price Reduction, and in his discretion on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on December 25, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, you may vote by calling 1-800-690-6903.

If you wish to at the Annual Meeting, go to www.virtualshareholdermeeting.com/INVO2023 and enter the 16-digit control number provided with your proxy materials. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required to attend.

If you hold your shares through a broker, bank or other nominee: If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you own as of November 10, 2023.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares may not be voted if you do not vote by returning your proxy by mail, over the phone or over the Internet before the Annual Meeting or in person at the Annual Meeting.

If your shares are held in “street name,” your brokerage firm, bank or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers, banks or other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm, bank or other nominee to vote your shares, your brokerage firm, bank or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

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Proposal 1, the Election of Directors, is a non-discretionary matter and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal; we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Proposal 2, the Ratification of M&K as independent auditors for the year ending December 31, 2023, is a discretionary matter and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; however, we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Proposal 3, the Warrant Exercise Price Reduction, is a non-discretionary matter and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal; we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. Our officers and other employees may solicit proxies in person or by telephone but will receive no special compensation for doing so.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

What if I want to change my vote or revoke my proxy?

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual Meeting. To do so, you must do one of the following:

1.	Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on December 25, 2023.

2.	Sign a new proxy and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 who must receive the proxy card no later than December 25, 2023. Only your latest dated proxy will be counted.

3.	You may attend the Annual Meeting and vote via the Internet. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

4.	Give our Corporate Secretary written notice before or at the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

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When are shareholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, shareholder proposals must be submitted in writing by August 28, 2024 to our Corporate Secretary at 5582 Broadcast Court, Sarasota, FL 34240. Provided that the date of the 2024 Annual Meeting is within thirty days of the anniversary of the 2023 Annual Meeting, if you wish to nominate an individual for election at, or bring business other than through a shareholder proposal before the 2024 Annual Meeting, you must deliver your notice to our Corporate Secretary at the address above between September 27, 2024 and October 27, 2024. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of our common shares that you beneficially own. If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) your name and address, (iii) the class and number of shares of the corporation which you beneficially own, (iv) any material interest that you have in your proposal, and (v) any other information that you are required to be provided pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If you propose to nominate an individual for election as a director, your notice must also include, as to each proposed nominee: (i) her or his name, age, business address and residence address, (ii) her or his principal occupation or employment, (iii) the class and number of shares of our share capital that are owned of record or beneficially by her or him, (iv) the date or dates on which the shares were acquired and the investment intent of the acquisition, and (v) any other information concerning the proposed nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such proposed nominee in a contested election (even if a contested election is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act, including the proposed nominee’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the independence, or lack of independence, of the proposed nominee.

The Board strives in its membership profile to have a mix of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing the Company and to fulfill the responsibilities of the Board and its committees. It is the policy of the Board that nominees reflect the following characteristics:

●	Each director must at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

●	The Board as a whole will contain a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests, which may include experience at senior levels in public companies, leadership positions in the life sciences, healthcare or public-health fields, science or technology backgrounds and financial expertise.

●	Each director should exhibit confidence and a willingness to express ideas and engage in constructive discussion with other Board members, Company management and all relevant persons.

●	Each director should be willing and able to devote sufficient time, energy and attention to the affairs of the Company.

●	Each director should actively participate in the decision-making process, be willing to make difficult decisions in the best interest of the Company and its shareholders, and demonstrate diligence and faithfulness in attending Board and committee meetings.

●	Each director should be free of any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board.

●	No director shall be employed by, or serve on the board of, any present or potential competitor of the Company.

The Board is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board. The Board believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes, broker non-votes and any abstentions for each of the proposals.

What is an Broker Non-Vote

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Broker non-votes will not be included in the tabulation of the voting results of any of the “non-discretionary” proposals and, therefore, will have no effect on such proposals.

Our common stock is listed on the Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes:

(i) Proposal No. 1 for the Election of Directors is considered a non-discretionary matter and a broker will not be permitted to exercise its discretion to vote uninstructed shares of the proposal;

(ii) Proposal No. 2 for the ratification of M&K as independent auditors is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares of the proposal; and

(iii) Proposal No. 3 for the approval, for purposes of Nasdaq Marketplace Rule 5635(d), of the Warrant Exercise Price Reduction, is considered a non-discretionary matter and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal

What vote is required to approve each matter and how are votes counted?

The table below summarizes the proposal that will be voted on, the vote required to approve the proposal and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	“FOR” “AGAINST”	(1)	No(2)

Proposal No. 2: Ratification of M&K as independent auditors	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively a the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	(3)	Yes(4)

Proposal No: 3: Warrant Exercise Price Reduction	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	(1)	No(2)

(1)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

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(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	Abstentions will have the effect of a vote against this proposal.
(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What is a quorum?

The holders of a majority of the 2,474,756 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present.

How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 3.5% of our outstanding voting capital and are expected to vote in favor of all of the five nominees for director, the Ratification of M&K as independent auditor, and the Warrant Exercise Price Reduction.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be announced in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to announce preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to announce the final results.

What proxy materials are available on the internet?

The proxy statement and our Annual Report on Form 10-K are available at www.proxyvote.com, in the “Important Materials” section.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board currently has five members, whose terms of office expire at the Annual Meeting. The Board has nominated Mr. Steven Shum, Mr. Trent Davis, Mr. Matthew Szot, Ms. Barbara Ryan, and Ms. Rebecca Messina for election, each of whom is presently a director. If re-elected at the Annual Meeting, each of these nominees will serve until the next annual meeting and until her or his successor has been duly elected and qualified, or, if sooner, until her or his death, resignation or removal. It is the Company’s policy to invite and encourage directors and director nominees to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, and which did not abstain. Accordingly, for Proposal 1, the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the five nominees named below.

If any of the nominees become unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee that the Board proposes. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

NOMINEES FOR DIRECTORS

Our directors seek to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Board views as critical to its effective functioning. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Board to believe that he or she should continue to serve on the Board. However, each of the members of the Board may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Steven M. Shum. Mr. Shum, 53, is our Chief Executive Officer, a position he has held since October 10, 2019 and is also a director, a position he has held since October 11, 2017. Previously, Mr. Shum was Interim Chief Executive Officer (from May 2019 to October 7, 2019) and Chief Financial Officer of Eastside Distilling (Nasdaq: ESDI) (from October 2015 to August 2019). Prior to joining Eastside, Mr. Shum served as an Officer and Director of XZERES Corp, a publicly traded global renewable energy company, from October 2008 until April 2015 in various officer roles, including Chief Operating Officer from September 2014 until April 2015, Chief Financial Officer, Principal Accounting Officer and Secretary from April 2010 until September 2014 (under former name, Cascade Wind Corp) and Chief Executive Officer and President from October 2008 to August 2010. Mr. Shum also serves as the managing principal of Core Fund Management, LP and the Fund Manager of Core Fund, LP. He was a founder of Revere Data LLC (now part of Factset Research Systems, Inc.) and served as its Executive Vice President for four years, heading up the product development efforts and contributing to operations, business development, and sales. He spent six years as an investment research analyst and portfolio manager of D.N.B. Capital Management, Inc. His previous employers include Red Chip Review and Laughlin Group of Companies. He earned a B.S. in Finance and a B.S. in General Management from Portland State University in 1992. Mr. Shum currently serves as a director of Expion360 (Nasdaq XPON). We believe that Mr. Shum is qualified to serve as a member of our board of directors because of his experience and knowledge of corporate finance, mergers and acquisitions, corporate governance, as well as other operational, financial and accounting matters gained as our current chief executive officer and past chief executive officer and chief financial officer and director of other public and private companies.

Matthew Szot. Mr. Szot, 49, has been a member of our Board since September 13, 2020, and Chairman of the Audit Committee and Compensation Committee, positions he has held since September 14, 2020. Mr. Szot is currently the Chief Financial Officer of Cadrenal Therapeutics, Inc., a late-stage biopharmaceutical company, where he has served since May 2022. From March 2010 to November 2021, Mr. Szot served as the Executive Vice President and Chief Financial Officer of S&W Seed Company (Nasdaq: SANW), an agricultural biotechnology company. Mr. Szot is also currently a director and serves as Vice Chairman of the board, Chairman of the Audit Committee and a member of both the Compensation Committee and Nominating and Governance Committees of SenesTech (Nasdaq: SNES), a publicly traded life science company with next generation technologies for managing animal pest populations through fertility control. From June 2018 to August 2019, Mr. Szot served on the board of directors and as Chairman of the Audit Committee of Eastside Distilling, Inc. (Nasdaq; EAST), a publicly traded company in the craft spirits industry. From February 2007 until October 2011, Mr. Szot served as the Chief Financial Officer for Cardiff Partners, LLC, a strategic consulting company that provided executive financial services to various publicly traded and privately held companies. Prior thereto, from 2003 to December 2006, Mr. Szot served as Chief Financial Officer and Secretary of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products. From 1996 to 2003, Mr. Szot was a Certified Public Accountant with KPMG in the San Diego and Chicago offices and served as an Audit Manager for various publicly traded companies. Mr. Szot graduated with High Honors from the University of Illinois, Champaign-Urbana with a Bachelor of Science degree in Agricultural Economics/Accountancy. Mr. Szot is a Certified Public Accountant in the State of California. We believe that Mr. Szot is qualified to serve as a member of our board of directors because of his experience and knowledge of corporate finance, mergers and acquisitions, corporate governance, as well as other operational, financial and accounting matters gained as a past and present chief financial officer and director of other public and private companies.

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Trent Davis. Mr. Davis, 55, has been a member of our Board since December 2019 Mr. Davis also serves as the Chairman of our Nominating and Corporate Governance Committee, a position he has held since November 2020. In addition, Mr. Davis is currently CEO of Paulson Investment Company, LLC, a boutique investment firm that specializes in private equity offerings of small and mid-cap companies. From December 2014 to December 2018, Mr. Davis was President and Chief Operating Officer of Whitestone Investment Network, Inc., which provides executive advisory services and also restructures, recapitalizes and makes strategic investments in small to midsize companies. Since March 2018, Mr. Davis served as a director of Senmiao Technology Limited (Nasdaq: AIHS), an online lending platform in China. From August 2016 to August 2019, Mr. Davis served as director of Eastside Distilling, Inc. (Nasdaq: EAST), and from July 2015 to April 2017, he served as director of Dataram Corporation (Nasdaq: DRAM). Mr. Davis helped to successfully complete the reverse merger between Dataram and U.S. Gold Corp (Nasdaq: USAU), a gold exploration and development company. From December 2014 to July 2015, Mr. Davis served as Chairman of the Board of Majesco Entertainment Company (Nasdaq: COOL). Mr. Davis also served as director and President of Paulson Capital Corp. (Nasdaq: PLCC) from November 2013 to July 2014, when Paulson Capital Corp. completed a reverse merger with VBI Vaccine (Nasdaq: VBIV). Mr. Davis continued to serve on the board and the audit committee of VBI until May 2016. Prior to serving on the board of Paulson Capital Corp., Mr. Davis served as the Chief Executive Officer of its subsidiary, Paulson Investment Company, LLC, where he oversaw he syndication of approximately $600 million of investment in over 50 client companies in both public and private transactions. In 2003, Mr. Davis served as Chairman of the Board of the National Investment Banking Association. Mr. Davis holds a B.S. in Business and Economics from Linfield College and an M.B.A. from the University of Portland. Mr. Davis is qualified to serve on the Board because of his deep knowledge of finance and public company issues, capital market, advisory and entrepreneurial experiences, and extensive expertise in operational and executive management. We believe that Mr. Davis is qualified to serve as a member of our board of directors because of his experience and knowledge of corporate finance, mergers and acquisitions, corporate governance, as well as other operational, financial and accounting matters gained as a past and present executive officer and/or director of other public and private companies.

Barbara Ryan. Ms. Ryan, 63, has been a member of our Board and a member of the audit committee, compensation committee and nominating and governance committee since September 2020. Ms. Ryan founded Barbara Ryan Advisors, a capital markets and communications firm, in 2012 following a more than 30-year career on Wall Street as a sell-side research analyst covering the US Large Cap Pharmaceutical Industry. Ms. Ryan has deep experience in equity and debt financings, M&A, valuation, SEC reporting, financial analysis and corporate strategy across a broad range of life sciences companies. Barbara worked on several of the industry’s largest M&A transactions; Shire’s defense versus a hostile takeover attempt by Abbvie, Shire’s takeover of Baxalta, Allergan’s defense against Valeant and Perrigo’s defense versus Mylan. Barbara served as an executive team member and on the disclosure committee for Radius Health from January 2014 to December 2017 and played a critical role in the Company’s IPO and subsequent follow on offerings which raised over $1 billion. Previously, Ms. Ryan was a Managing Director at Deutsche Bank/Alex Brown and Head of the company’s Pharmaceutical Research Team for 19 years and began her research career covering the pharmaceutical industry at Bear Stearns in 1982. Ms. Ryan also covered the drug wholesalers and PBMs and was the lead analyst on many high-profile IPO’s including Express Scripts, PSSI, and Henry Schein. Ms. Ryan currently serves as a director on the Board of MiNK Therapeutics where she Chairs the Audit Committee, Safecor Heatlh, OcuTerra Therapeutics, and The Red Door Community (formerly Gilda’s Club NYC), a non-profit organization. Barbara is the Founder of Fabulous Pharma Females, a non-profit whose mission is to advance women in the biopharma industry, is a member of the Editorial Advisory Board of Pharmaceutical Executive Magazine, a Faculty member of the GLG Institute and a member of the Prix Galien Executive Advisory Board. We believe that Ms. Ryan is qualified to serve as a member of our board of directors because of her experience and knowledge of corporate finance, mergers and acquisitions, corporate governance, as well as other operational, financial and accounting matters gained as a past and present executive officer and/or director of other public and private companies.

Rebecca Messina. Ms. Messina, 51, has been a member of our Board since April 2021. Ms. Messina also serves as the Chairman of our Marketing Committee, a position she has held since May 2021 and as a member of our audit committee, a position she has held since August 2022. Ms. Messina is currently a senior advisor at McKinsey & Company, a position she has held since 2019. From 2018-2019, Ms. Messina served as Global Chief Marketing Officer for Uber and from 2016-2018, Ms. Messina served as Senior Vice President, Global Chief Marketing Officer for Beam Suntory. Prior to that, Ms. Messina spent 22 years with The Coca-Cola Company in various roles of increasing responsibility, serving as Senior Vice President, Marketing & Innovation, Ventures & emerging Brands from 2014-2016. Ms. Messina is currently a director for each of Vive Organics, Archer Boose, Make-A-Wish Foundation Bartesian, Outdoor Voices and Mobile Marketing Association, all private companies. Ms. Messina received her Bachelor of Arts from Miami University of Ohio in 1994. We believe that Ms. Messing is qualified to serve as a member of our board of directors because of her experience and knowledge of corporate finance, mergers and acquisitions, corporate governance, as well as other operational, financial and accounting matters gained as a past and present executive officer and/or director of other public and private companies.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR ALL” NOMINEES IN PROPOSAL NO. 1.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

The listing rules of Nasdaq require us to maintain a Board comprised of a majority of independent directors, as determined affirmatively by our Board. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and governance committees must be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of our Board, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities.

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Trent Davis, Mathew Szot, Barbara Ryan and Rebecca Messina, representing four of our five current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that they each are an “independent director” as that term is defined under the Nasdaq listing rules. Mr. Shum is not considered independent due to his position as our Chief Executive Officer.

BOARD LEADERSHIP STRUCTURE

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in shareholders’ best interest that such determination be made based on the position and direction of the Company and the membership of the Board.

There are no family relationships among any of our directors and executive officers.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for considering and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Board monitors compliance with legal and regulatory requirements and the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Board is responsible for overseeing our risk management efforts generally, including (i) the allocation of risk management functions among our Board and its committees, and (ii) assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Board periodically reviews its general process for the oversight of risk management.

MEETINGS OF THE BOARD OF DIRECTORS

During 2022, our Board held five formal meetings and acted by unanimous written consent on eight occasions.

Each Board member attended 60% or more of the aggregate number of meetings of the Board that were held during the portion of 2022 for which he or she was a director.

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INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

Our audit committee is currently comprised of Matthew Szot (Chairman), Rebecca Messina and Barbara Ryan. Each of the members of our audit committee is an independent director under the Nasdaq listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act, as applicable.

Our Board has also determined that Mr. Szot qualifies as an “audit committee financial expert” within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and satisfies the financial sophistication requirements of the Nasdaq listing rules.

Our audit committee oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

●	oversees the work of our independent auditors;
●	approves the engagement, discharge and compensation of our independent auditors;
●	approves engagements of the independent auditors to render any audit or permissible non-audit services;
●	reviews the qualifications, independence and performance of the independent auditors;
●	reviews our financial statements and our critical accounting policies and estimates;
●	reviews the adequacy and effectiveness of our internal controls;
●	reviews our policies with respect to risk assessment and risk management;
●	reviews and monitors our policies and procedures relating to related person transactions; and
●	reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports.

Our audit committee operates under a written charter approved by our Board that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on the corporate governance section of our website, which is located at www.invobioscience.com. This committee held  five meetings during fiscal year 2022.

Report of the Audit Committee of the Board of Directors

The audit committee reviewed, and discussed with management and M&K CPAS, PLLC, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022. The audit committee received, reviewed and discussed (i) the written disclosures and communications from M&K regarding relationships, if any, which might impair M&K’s independence from management and the Company, and (ii) all required communications pertaining to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and filed with the Securities and Exchange Commission. The report of the audit committee was delivered on April 17, 2023.

The material in this audit committee report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our compensation committee is currently comprised of Mr. Szot (Chairman), Mr. Davis and Ms. Ryan.

The compensation committee oversees our compensation policies, plans and programs, and reviews and determine the compensation to be paid to our executive officers and directors. In addition, the compensation committee has the authority to act on behalf of the Board in fulfilling the Board’s responsibilities with respect to compensation-based and related disclosures in filings as required by the SEC. Our compensation committee operates under a written charter approved by our Board that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on the corporate governance section of our website, which is located at www.invobioscience.com. This committee held one meeting during fiscal year 2022 .

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Nominating and Governance Committee

Our nominating and governance committee is currently comprised of Mr. Davis (Chairman), Mr. Szot and Ms. Ryan.

The nominating and governance committee (i) oversees our corporate governance functions on behalf of the Board; (ii) makes recommendations to the Board regarding corporate governance issues; (iii) identifies and evaluates candidates to serve as our directors consistent with the criteria approved by the Board and reviews and evaluates the performance of the Board; (iv) serves as a focal point for communication between director candidates, non-committee directors and management; (v) selects, or recommends to the Board for selection, director candidates and nominees; and (vi) makes other recommendations to the Board regarding matters relating to our directors. Our nominating and governance committee operates under a written charter approved by our Board that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on the corporate governance section of our website, which is located at www.invobioscience.com. This committee held  one meeting during fiscal 2022.

The nominating and governance committee believes that candidates for director should have certain minimum qualifications, which are discussed above in “Questions and Answers About These Proxy Materials and Voting.” The nominating and governance committee also takes these minimum qualifications into account in identifying and evaluating director nominees, including nominees recommended by shareholders. In identifying director nominees, the nominating and governance committee strives for a diverse mix of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing the Company and to fulfill the responsibilities of the Board and its committees.

BOARD DIVERSITY MATRIX

The following matrix discloses the gender and demographic backgrounds of our Board as self-identified by its members in accordance with the newly enacted Nasdaq Listing Rule 5606.

Board Diversity Matrix (As of September 25, 2023)
Total Number of Directors	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	3	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	3	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-		-	-

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested party may communicate in writing with any particular director, any committee of the Board, or the directors as a group, by sending such written communication to our Corporate Secretary at our principal executive offices at 5582 Broadcast Court, Sarasota, FL 34240. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be of a purely marketing nature or inappropriate for submission to the intended recipient(s). The Corporate Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our shareholders will be forwarded to the chairman of the nominating and governance committee.

CODE OF CONDUCT AND ETHICS FOR EMPLOYEES, EXECUTIVE OFFICERS AND DIRECTORS

We have adopted a Code of Business Conduct and Ethics (“Code of Conduct”) applicable to all our employees, executive officers and directors. The Code of Conduct is available on our website at www.invobioscience.com, under the “Corporate Governance” heading of the “Investors” section. The nominating and governance committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

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PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The audit committee of the Board has selected M&K as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. M&K has audited the Company’s financial statements since September 2019.

Neither the Company’s bylaws nor other governing documents or law require shareholder ratification of the selection of M&K as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of M&K to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 2.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company by M&K.

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees	$61,740	$63,875
Audit Related Fees	$53,250	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Audit Fees includes fees billed for the fiscal year shown for professional services for the audit of the Company’s annual financial statements, the reviews of the consolidated quarterly financial statements included in each of our quarterly reports on Form 10-Q, and other audit services. Audit fees of $61,740 were billed by M&K for 2022.

Audit-Related Fees include fees for assurance and related services performed to comply with generally accepted auditing standards and including audit of target acquisition companies and comfort and consent letters in connection with SEC filings and financing transactions. Audit related fees of $53,250 were billed by M&K for 2022.

PRE-APPROVAL POLICIES AND PROCEDURES

Our Board has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit fees paid to the auditors with respect to fiscal year 2022 and 2021 were pre-approved by the entire Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL 3 – APPROVAL OF THE WARRANT EXERCISE PRICE REDUCTION

BACKGROUND

On March 23, 2023, we entered into a securities purchase agreement (the “Purchase Agreement”) with Armistice Capital Markets Ltd. (“Armistice”), pursuant to which we agreed to issue and sell to such investors (i) in a registered direct offering, 69,000 shares of our common stock, par value $0.0001 per share (the “Common Stock”), and pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 115,000 shares of Common Stock, and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 276,000 shares of Common Stock, at an exercise price of $12.60 per share of Common Stock1 (the “Private Placement Warrants”). The securities to be issued in the registered direct offering (priced at the marked under Nasdaq rules) were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-255096) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on April 7, 2021 and declared effective on April 16, 2021. The offering under the Purchase Agreement closed on March 27, 2023.

The Private Placement Warrants (and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder and were also priced at the market under Nasdaq rules. The Private Placement Warrants are immediately exercisable upon issuance, will expire eight years from the date of issuance, and in certain circumstances may be exercised on a cashless basis.

On July 7, 2023, we entered into an Amendment to Purchase Agreement (the “Armistice Amendment”) with Armistice to delete Section 4.12(a) of the Purchase Agreement above with Armistice under which we originally agreed that from March 23, 2023 until 45 days after the effective date of the Resale Registration Statement (as defined in the Purchase Agreement) we would not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the prospectus supplement filed in connection with that offering and the Resale Registration Statement (the “Subsequent Equity Financing Provision”). In consideration of Armistice’s agreement to enter into the Armistice Amendment and delete the Subsequent Equity Financing Provision from the Purchase Agreement, we agreed to pay Armistice a fee a $1,000,000 (the “Armistice Amendment Fee”) within two days of the closing of our next public offering (the “Public Offering”). Additionally, we agreed to include a proposal in our next proxy statement for the purpose of obtaining the approval of the holders of a majority of our outstanding voting common stock, to effectuate the reduction of the exercise price set forth in Section 2(b) of the Private Placement Warrants to the per unit public offering price of the Public Offering, in accordance with Nasdaq Rule 5635(d) (the “Shareholder Approval”) with the recommendation of our board of directors that such proposal be approved. We also agreed to solicit proxies from our shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and that all management-appointed proxyholders shall vote their proxies in favor of such proposal. Further, if we do not obtain Shareholder Approval at the first meeting, we will call a meeting every six (6) months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Private Placement Warrants are no longer outstanding. Until such approval is obtained, the exercise price of the Private Placement Warrants will remain unchanged.

The Public Offering closed on August 8, 2023 and the per unit price for the securities sold in the Public Offering was $2.85 per unit.

1 All share references and the warrant exercise price in this first paragraph have been adjusted to give effect to our 1-20 reverse stock split effectuated on July 28, 2023.

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Nasdaq Listing Rule 5635(d) provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. See “— Reasons for Shareholder Approval” below.

In light of this rule, the Armistice Amendment provides that, unless we obtain the approval of our shareholders as required by Nasdaq, we will not reduce the exercise price of the Private Placement Warrants to $2.85 per share and the exercise for such warrants will remain at $12.60 per share.

Accordingly, at the Annual Meeting, shareholders will vote on the approval of the reduction of the exercise price of the Private Placement Warrants to $2.85 per share,.

The following is a summary of the material features of the Private Placement Warrants. This summary is qualified in its entirety by the full text of the Form of Warrant, a copy of which is attached to this Proxy Statement as Appendix A.

The Private Placement Warrants

We issued Private Placement Warrants to purchase up to an aggregate of 276,000 shares of common stock at an exercise price equal to $12.60 per share (the shares of Common Stock issuable upon exercise of the Private Placement Warrants and the exercise price in this paragraph have both been adjusted to give effect to our 1-20 reverse stock split on July 28, 2023).

The following sets forth the material terms of the Private Placement Warrants.

Exercisability. The Private Placement Warrants will be immediately exercisable and will expire eight years from the issuance date. The Private Placement Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of common stock underlying the Private Placement Warrants under the Securities Act is effective and available for the issuance of such shares, or an exemption from registration under the Securities Act is available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of common stock purchased upon such exercise. If a registration statement registering the issuance of the shares of common stock underlying the Private Placement Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, beginning six months from the issuance date, elect to exercise the Private Placement Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant.

Exercise Limitation. A holder will not have the right to exercise any portion of the Private Placement Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Private Placement Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

Exercise Price Adjustment. The exercise price of the Private Placement Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Exchange Listing. There is no established trading market for the Private Placement Warrants and we do not expect a market to develop. In addition, we do not intend to apply for the listing of the Private Placement Warrants on any national securities exchange or other trading market.

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Fundamental Transactions. If a fundamental transaction occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Private Placement Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of our common stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Private Placement Warrants following such fundamental transaction. Additionally, as more fully described in the Private Placement Warrants, in the event of certain fundamental transactions, the holders of those warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the remaining unexercised portion of the warrants on the date of consummation of such transaction.

Rights as a Stockholder. Except as otherwise provided in the Private Placement Warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of Private Placement Warrants will not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the warrant.

EFFECT ON CURRENT SHAREHOLDERS

The issuance of securities pursuant to the Private Placement Warrants will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing shareholders.

The Private Placement Warrants provide that the holder is prohibited from exercising the warrant to the extent the holder would beneficially own more than 4.99% of the Company’s outstanding shares of common stock after such conversion or exercise.

Unlike Nasdaq Rule 5635(d), which limits the aggregate number of shares the Company may issue to the holder of the Warrant, this beneficial ownership limitation limits the number of shares the holder may beneficially own at any one time. Consequently, the number of shares the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the holder may sell some or all of the shares it receives under the Private Placement Warrant, permitting it to acquire additional shares in compliance with the beneficial ownership limitation.

DESCRIPTION OF COMMON STOCK

The Company is currently authorized to issue 50,000,000 shares of common stock, par value $0.0001, and 100,000,000 shares of preferred stock, par value $0.0001.

Common Stock

Voting

The holders of our common stock are entitled to one vote for each share held on all matters to be voted on by the Company’s stockholders. There is no cumulative voting.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of or provision for all of our debts and other liabilities.

Fully Paid and Non-assessable

All outstanding shares of common stock are duly authorized, validly issued, fully paid and non-assessable.

Dividends

The Company has not paid any cash dividends on its common stock to date. Any future decisions regarding dividends will be made by its board of directors. The Company does not anticipate paying dividends in the foreseeable future but expect to retain earnings to finance the growth of its business. The Company’s board of directors has complete discretion on whether to pay dividends. Even if the Company’s board of directors decides to pay dividends, the form, frequency and amount will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors the board of directors may deem relevant.

Market

The Company’s common stock is traded on the Nasdaq Capital Market under the symbol “INVO.”

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REASONS FOR SHAREHOLDER APPROVAL

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction, which was $12.54 for the Purchase Agreement with Armistice. In addition, our shares outstanding prior to closing the transactions under the Purchase Agreement with Armistice was 523,452 shares (the average closing price and share outstanding in this this paragraph have both been adjusted to give effect to our 1-20 reverse stock split on July 28,)

Reducing the price of the Private Placement Warrants to $2.85 would thus require stockholder approval in accordance with Nasdaq Listing Rule 5635(d)

Our board determined that the Armistice Amendment which gave us the ability to file a registration statement for the Public Offering and to issue the securities thereunder without having to comply with the Subsequent Equity Financing Provision of the Purchase Agreement, was in the best interests of us and our shareholders.

EFFECT OF FAILURE TO OBTAIN SHAREHOLDER APPROVAL

Pursuant to the Armistice Amendment, we are obligated to cause shareholder meetings to be held until Shareholder Approval is obtained. In addition, unless and until Shareholder Approval is obtained, the exercise price for the Private Placement Warrants will remain at $12.60.

EFFECT OF APPROVAL

Upon obtaining Shareholder Approval requested in this proposal, we will execute an amendment with Armistice for the Private Placement Warrants to reduce the exercise price set forth in Section 2(b) thereunder to $2.85 per share.

INTERESTS OF OFFICERS AND DIRECTORS IN THIS PROPOSAL

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

REQUIRED VOTE OF SHAREHOLDERS

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3.

16

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers:

NAME	AGE	POSITION
Mr. Steven Shum	53	Director, Chief Executive Officer
Mr. Andrea Goren	55	Chief Financial Officer
Mr. Michael Campbell	65	Chief Operating Officer and Vice President of Business Development

Information with respect to Mr. Shum is set forth above in “Nominees for Directors.”

Andrea Goren. Mr. Goren is our Chief Financial Officer, a position he has held since June 2021, and has been advising our Chief Executive Officer on financial, legal and strategic matters since June 2020. In a career approaching 27 years, Mr. Goren has extensive experience in numerous financial functions, including service as a public company CFO, company director, capital raising activities as well as mergers and acquisition experience. Mr. Goren has served as managing director and CFO of Phoenix Group, a New York City-based private equity firm specializing in micro-cap and nano-cap public companies. In that capacity, Mr. Goren served from 2011 to 2021 as CFO of iSign Solutions Inc. (ticker: ISGN), an electronic signature software company, and on the board of Xplore Technologies Corp. (ticker: XPLR), a leading provider of rugged Tablet PCs that was acquired by Zebra Technologies in 2018. He served as vice president of Shamrock Group, the Roy Disney family private investment firm in London; and was a director at New York City-based Madison Capital Group, a corporate advisory firm focused on U.S. / European Union cross border transactions. Mr. Goren holds a Bachelor of Arts degree from Connecticut College in New London, Connecticut, and an MBA from the Columbia Business School in New York City.

Michael J. Campbell. Mr. Campbell is our Chief Operating Officer and Vice President of Business Development, positions he has held since February 2019 and October 2017, respectively. Mr. Campbell also served as a member of our Board from October 2017 to September 2020. Mr. Campbell was previously the Vice President of IVF, Americas Business Unit for Cooper Surgical, Inc., a wholly-owned subsidiary of The Cooper Companies (NYSE: COO). Mr. Campbell has substantial medical device sales, marketing and business development leadership experience within global Fortune 500 and start-up company environments. During his over 11-year career at Cooper Surgical, Mike was responsible for IVF product portfolio sales globally, including the U.S., Canada, Latin America, Europe, Middle East, Africa, and Asia Pacific regions. In addition to Mr. Campbell’s current position as Vice President of IVF Americas Business Unit, he served in various leadership roles including Vice President of the International Business Unit from 2013 to 2014 and as Vice President of IVF Business Unit from 2006 to 2012. Prior to joining Cooper Surgical, Mr. Campbell was Vice President of Sales, Marketing and Business Development at Retroactive Bioscience from 1997 to 2006, and Vice President of Sales and Marketing for Gabriel Medical from 1994 to 1997. Mr. Campbell served in various senior management positions across marketing, sales and product management at Boston Scientific Corporation from 1984 to 1994.

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes set forth the beneficial ownership of the common stock of the Company as of the Record Date, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and named executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or dispositive power with respect to the securities. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and dispositive power with respect to their shares of our common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise noted, the address of all of the individuals and entities named below is c/o INVO Bioscience, Inc., 5582 Broadcast Court Sarasota, Florida, 34240.

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common shares;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The percentage ownership information is based upon 2,474,756 shares of common stock outstanding as of the Record Date (November 10, 2023). We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated the address for persons listed in the table is c/o INVO Bioscience, Inc., 5582 Broadcast Court, Sarasota, FL 34240.

Name and Address of Beneficial Owner (1)	Number of Shares(2)		Percentage of Common Stock
5% Stockholders:
Intracoastal Capital LLC (3)	184,000		6.92%

Officers and Directors
Andrea Goren	20,308	(4)	0.81%
Michael Campbell	20,308	(5)	0.80%
Steve Shum	18,562	(6)	0.75%
Matthew Szot	7,761	(7)	0.31%
Trent Davis	7,327	(8)	0.30%
Barbara Ryan	7,147	(9)	0.29%
Rebecca Messina	6,217	(10)	0.25%
All directors and executive officers as a group (7 persons)	79,802		3.50%

(1)	Unless otherwise indicated, the business address of each current director or executive officer is INVO Bioscience, Inc. 5582 Broadcast Court Sarasota, Florida 34240.
(2)	All share references and the warrant exercise price in this paragraph have been adjusted to give effect to our 1-20 reverse stock split effectuated on July 28, 2023.
(3)	Based solely on a Schedule 13G filed with the SEC on August 11, 2023, Bard Associates Inc. is an investment manager and beneficially owns 184,000 shares of our common stock, representing shares issuable upon exercise of presently exercisable warrants; and Mitchell Kopin and Daniel Asher have sole dispositive power over 101,000 shares. The address for Intracoastal Capital LLC and Mitchell Kopin 245 Palm Trail, Delray Beach, Florida 33483 and for Daniel Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.
(4)	Includes: 12,577 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).
(5)	Includes: 16,630 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).
(6)	Includes: 12,643 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).
(7)	Includes: 5,801 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).
(8)	Includes: 5,645 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).
(9)	Includes: 5,567 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).
(10)	Includes: 5,067 shares of common stock under options (either presently exercisable or within 60 days of November 10, 2023).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and other than as set forth below, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

18

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by the Company’s “named executive officers” for SEC reporting purposes. All share amounts and exercise prices set forth in this section (Executive Compensation) have been retroactively adjusted to give effect to the Company’s 1-20 reverse stock split effectuated on July 28, 2023.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All other Compensation ($)	Total ($)

Steven Shum	2022	260,000	(2)	-		72,601	(3)	169,400	(4)	-	502,001
Chief Executive Officer (1)	2021	260,000		37,500		-		-		-	297,500

Andrea Goren	2022	215,000	(5)	-		19,353	(6)	361,468	(7)	-	595,821
Chief Financial Officer	2021	171,458	(8)	76,275	(9)	36,875	(10)	-		-	284,608

Michael Campbell	2022	220,000	(11)	-		55,002	(12)	55,002	(13)	-	330,004
Chief Operating Officer	2021	220,000		110,000		-		-		-	330,000
Vice President, Business Development

(1)	Mr. Shum did not receive any additional compensation for being a member of the board.
(2)	As of December 31, 2022, Mr. Shum deferred $49,771 of his salary, which the Company expects to pay before the end of 2023.
(3)	Amounts reflect the aggregate grant date fair value of the 1,006 shares of common stock. This amount does not reflect the actual economic value realized by Mr. Shum. The restricted stock grant issued to Mr. Shum provides for 50% vesting at 6 months and 50% vesting at 12 months based on continued employment during that time.
(4)	Amounts reflect the aggregate grant date fair value of the 2,851 shares of common stock underlying the stock option on the date of grant without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by Mr. Shum. The options issued to Mr. Shum provide for equal monthly vesting over a 3-year period based on continued employment during that time.
(5)	As of December 31, 2022, Mr. Goren deferred $40,502 of his salary, which the Company expects to pay before the end of 2023.
(6)	Amounts reflect the aggregate grant date fair value of the 269 shares of common stock. This amount does not reflect the actual economic value realized by Mr. Goren. The restricted stock grant issued to Mr. Goren provides for 50% vesting at 6 months and 50% vesting at 12 months based on continued employment during that time.
(7)	Amounts reflect the aggregate grant date fair value of the 4,385 shares of common stock underlying the stock option on the date of grant without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by Mr. Goren. The options issued to Mr. Goren provide for equal monthly vesting over a 3-year period based on continued employment during that time.
(8)	Mr. Goren received $50,000 in salary as advisor to CEO and $121,458 salary as CFO.
(9)	Mr. Goren received $25,000 bonus as advisor to the CEO and $61,275 bonus as CFO.
(10)	Amounts reflect the aggregate grant date fair value of the 250 shares of common stock. This amount does not reflect the actual economic value realized by Mr. Goren. The restricted stock grant issued to Mr. Goren provide for equal monthly vesting over a 12-month period based on continued employment during that time.
(11)	As of December 31, 2022, Mr. Campbell deferred $15,369 of his salary, which the Company expects to pay before the end of 2023.
(12)	Amounts reflect the aggregate grant date fair value of the 762 shares of common stock. The restricted stock grant issued to Mr. Campbell provide for 50% vesting at 6 months and 50% vesting at 12 months based on continued employment during that time.
(13)

Amounts reflect the aggregate grant date fair value of the 926 shares of common stock underlying the stock option on the date of grant without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by Mr. Campbell. The options issued to Mr. Campbell provide for equal monthly vesting over a 3-year period based on continued employment during that time.

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NARRATIVE TO SUMMARY COMPENSATION TABLE

Employment Agreements

Steven Shum

On October 16, 2019, the Company entered into an employment agreement with Steven Shum (the “Shum Employment Agreement”), pursuant to which Mr. Shum serves as chief executive officer on an at-will basis at an annual base salary of $260,000. The Shum Employment Agreement provided for a performance bonus of $75,000 upon a successful up-listing to the Nasdaq Stock Market, with all other bonuses to be determined by the Board in its sole discretion. In addition to his base salary and performance bonus, Mr. Shum was granted: (i) 625 shares of our common stock and (ii) a three-year option to purchase 10,130 shares of our common stock at an exercise price of $163.20 per share. This option vested monthly over its 3-year term. Pursuant to the Shum Employment Agreement, Mr. Shum is also entitled to customary benefits, including health insurance and participation in employee benefit plans. The Shum Employment Agreement provides that if Mr. Shum is terminated without cause (as defined in the Shum Employment Agreement) or he resigns his employment due to a constructive termination (as defined in the Shum Employment Agreement) then he will be entitled to receive, as severance, (a) 12 month’s base salary continuation, (b) 6 months reimbursement of payments for continuing health coverage, pursuant to COBRA, and (c) continued vesting of his shares for a period of 6 months following such employment termination.

On August 10, 2023, Mr. Shum, voluntarily agreed to temporarily reduce the annual base salary under his employment agreement from $260,000 to $105,000 until further notice, which reduction took effect on August 16, 2023.

Andrea Goren

On June 14, 2021, the Company entered into an employment agreement with Andrea Goren (the “Goren Employment Agreement”), pursuant to which Mr. Goren was hired as the Company’s chief financial officer. The Goren Employment Agreement provides for an annual base salary of $215,000 and a target annual incentive bonus of up to 50% of base salary if the Company achieves goals and objectives determined by the Board. In connection with the Goren Employment Agreement, on June 14, 2021 the Company granted Mr. Goren a stock option under the 2019 Plan to purchase 3,625 shares of the Company common stock (the “Goren Option”). The Goren Option vests in equal monthly installments over a 3-year period, has a term of 10 years and can be exercised at a price of $104.10 per share. Also, in connection with the Goren Employment Agreement, as of July 1, 2021, Mr. Goren was granted a restricted stock award for 250 shares of Company common stock (the “Goren RSA”). The Goren RSA vested in equal monthly installments over a 12-month period. Mr. Goren is also entitled to customary benefits, including health insurance and participation in employee benefit plans. The Goren Employment Agreement provides that if Mr. Goren terminates the Goren Employment Agreement for “cause” (as defined in the Goren Employment Agreement) or the Company terminates the Goren Employment Agreement without “cause,” then he will continue to receive his base salary for three months after termination and certain insurance benefits for twelve months after termination. The Company may terminate the Goren Employment Agreement without “cause” on 30 days’ notice.

On August 10, 2023, Mr. Goren, voluntarily agreed to temporarily reduce the annual base salary under his employment agreement from $215,000 to $105,000 until further notice, which reduction took effect on August 16, 2023.

Michael Campbell

On January 15, 2020, the Company entered into an employment agreement (the “Campbell Employment Agreement”) with Michael Campbell to serve as the Company’s chief operating officer and vice president of business development. The Campbell Employment Agreement provides for an annual base salary of $220,000, and a target annual incentive bonus of up to 50% of base salary if the Company achieves goals and objectives determined by the Board. In connection with the Campbell Employment Agreement, on January 17, 2020, the Company granted Mr. Campbell 1,563 shares of Company common stock, and an option to purchase 6,250 shares of Company common stock (the “Campbell Option”) at an exercise price of $136.82 per share. One quarter of the Campbell Option vested upon grant, and the remainder vested in monthly increments over a period of two years from the date of grant. Mr. Campbell is also entitled to customary benefits, including health insurance and participation in employee benefit plans. The Campbell Employment Agreement provides that if Mr. Campbell terminates the Campbell Employment Agreement for “cause” (as defined in the Campbell Employment Agreement) or the Company terminates the Campbell Employment Agreement without “cause,” then he will continue to receive his base salary and certain insurance benefits for three months after termination. The Company may terminate the Campbell Employment Agreement without “cause” on 60 days’ notice.

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OUTSTANDING EQUITY AWARDS AT END OF 2022

The following table provides information about outstanding stock options issued by the Company held by each of our NEOs as of December 31, 2022. None of our NEOs held any other equity awards from the Company as of December 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Has Not Yet Vested	Market Value of Stock that has not Yet Vested
Steve Shum	7,027	4,980	72.2-161.4	12/05/30-01/14/32	503	4,262

Andrea Goren	7,550	4,961	61.4-161.4	08/10/30-01/14/32	135	1,136

Michael Campbell	12,188	3,393	61.4-161.4	01/17/30-01/14/32	381	3,228

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

If Mr. Shum is involuntarily terminated without cause or constructively terminated (in each case, as defined in the Shum Employment Agreement), then he is entitled to 12 months’ severance and continued vesting of his shares for a period of 6-months following termination.

If (i) Mr. Goren terminates his employment agreement for cause, (ii) the Company provides notice not to renew his employment agreement on any anniversary date, or (iii) the Company terminates his employment agreement without cause, then he is entitled to three months’ severance and insurance benefits.

If (i) Mr. Campbell terminates his employment agreement for cause, (ii) the Company provides notice not to renew his employment agreement on any anniversary date, or (iii) the Company terminates his employment agreement without cause, then he is entitled to three months’ severance and insurance benefits.

The following table sets forth quantitative information with respect to potential payments to be made to either Mr. Shum, Mr. Goren and Mr. Campbell upon termination in various circumstances. The potential payments are based on the terms of each of the employment agreements discussed above. For a more detailed description of the employment agreements, see the “Employment Agreements” section above.

21

Name	Potential Payment Upon Termination
	($)		Option Awards (#)
Steven Shum	$260,000	(1)	4,980	(2)
Andrea Goren	$53,750	(3)	4,962	(4)
Michael Campbell	$55,000	(5)	3,393	(6)

(1)	Mr. Shum is entitled to twelve months’ severance at the then applicable base salary rate. Mr. Shum’s current base salary is $260,000 per annum.
(2)	Represents the number of unvested options at December 31, 2022. Mr. Shum’s options vest equally over a 36-month period. At December 31, 2022, there were 12 to 24 months remaining in his vesting schedule. The potential payment of shares subject to Mr. Shum’s unvested options will reduce every month as his options vest and the value of his unvested options will be based on our market price at such time.
(3)	Mr. Goren is entitled to three months’ severance at the then applicable base salary rate. Mr. Goren’s current base salary is $215,000 per annum.
(4)	Represents the number of unvested options at December 31, 2022. Mr. Goren’s options vest equally over a 36-month period. At December 31, 2022, there were 7 to 24 months remaining in his vesting schedule. The potential payment of shares subject to Mr. Goren’s unvested options will reduce every month as his options vest and the value of his unvested options will be based on our market price at such time.
(5)	Mr. Campbell is entitled to three months’ severance at the then applicable base salary rate. Mr. Campbell’s current base salary is $220,000 per annum.
(6)	Represents the number of unvested options at December 31, 2022. Mr. Campbell’s options vest equally over a 36-month period. At December 31, 2022, there were 12 to 24 months remaining in his vesting schedule. The potential payment of shares subject to Mr. Campbell’s unvested options will reduce every month as his options vest and the value of his unvested options will be based on our market price at such time.

Disclosure of Equity Awards Based on Material Nonpublic Information: None

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance metrics. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or the compensation committee view the link between financial performance and the compensation actually received or realized by our named executive officers. All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

The table below presents information on the compensation of our Chief Executive Officer and other named executive officers in comparison to certain performance metrics for 2022 and 2021. These metrics are not those that the compensation committee uses when setting executive compensation. The use of the term Compensation Actually Paid (CAP) is required by the rules and regulations of the SEC, and under such rules, CAP was calculated by adjusting the Summary Compensation Table (“SCT”) Total values for the applicable year as described in the footnotes to the table.

22

Year	Summary Compensation Table Total for PEO (1)(2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)(2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	502,001	53,054	462,913	(22,301)	14	(10,892,511)
2021	297,500	381,828	307,304	414,742	110	(6,654,940)

(1)	The Principal Executive Officer (“PEO”) information reflected in columns (a) and (b) relates to our CEO, Steven Shum. The non-Principal Executive Officer (“non-PEO”) NEOs information reflected in columns (c) and (d) above relates to our CFO Andrea Goren and our COO Michael Campbell.
(2)	The amounts shown in this column are the amounts of total compensation reported for Steven Shum or the average total compensation reported for the non-PEO NEOs, as applicable, for each corresponding year in the “Total” column of the Summary Compensation. Please refer to “Executive Compensation—Compensation Tables—Summary Compensation Table.”
(3)	The amounts shown have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s PEO and non-PEO NEOs. In accordance with the requirements of Item 402(v) of Regulation S-K, adjustments were made to Mr. Shum’s total compensation, or the average total compensation of the non-PEO NEOs, as applicable, as described in the tables below.

PEO SCT Total to CAP Reconciliation

Year	Summary Compensation Total	Less Stock Awards	Less Option Awards	Fair Value Adjustments to SCT Total	CAP
2022	$502,001	$72,601	$169,400	$(206,946)	$53,054
2021	297,500	-	-	84,328	381,828

Average Non-PEO NEOs SCT Total to CAP Reconciliation

Year	Summary Compensation Total	Less Stock Awards	Less Option Awards	Fair Value Adjustments to SCT Total	CAP
2022	$462,913	$37,178	$208,235	$(239,801)	$(22,301)
2021	307,304	18,438	-	125,876	414,472

PEO Equity Component of CAP

Year	Fair Value of Current Year Equity Awards at December 31,	Change in Fair Value of Prior Years’ Awards Unvested at December 31,	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2022	$14,953	$(159,116)	$31,772	$(94,556)	$(206,946)
2021	-	42,470	-	41,858	84,328

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Average Non-PEO NEOs Equity Component of CAP

Year	Fair Value of Current Year Equity Awards at December 31,	Change in Fair Value of Prior Years’ Awards Unvested at December 31,	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2022	$12,550	$(191,259)	$38,928	$(100,021)	$(239,801)
2021	4,856	41,360	3,802	75,858	125,876

DIRECTOR COMPENSATION

Name	Year	Fees earned or paid in cash ($)		Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)

Trent Davis	2022	42,500	(1)	32,000	31,613	-	106,113
	2021	42,500		32,000	32,000	-	106,000

Barbara Ryan	2022	41,250	(2)	31,000	30,267	-	102,877
	2021	40,000		31,002	31,000	-	102,002

Matthew Szot	2022	55,000	(3)	37,000	36,552	-	128,552
	2021	55,000		37,002	37,002	-	129,004

Rebecca Messina	2022	41,250	(4)	30,000	29,638	-	100,888
	2021	22,417		20,666	22,897	-	65,980

Jeffrey Segal	2022	37,500	(5)	29,000	28,651	-	95,151
Former Director	2021	30,000		27,000	27,001	-	84,001

Kevin Doody	2022	25,978		27,000	26,673	-	79,651
Former Director	2021	25,000		25,002	25,000	-	75,002

(1)	As of December 31, 2022, Mr. Davis deferred $10,625 of fees earned, which the Company expects to pay before the end of 2023.
(2)	As of December 31, 2022, Ms. Ryan deferred $11,250 of fees earned, which the Company expects to pay before the end of 2023.
(3)	As of December 31, 2022, Mr. Szot deferred $13,750 of fees earned, which the Company expects to pay before the end of 2023.
(4)	As of December 31, 2022, Ms. Messina deferred $9,375 of fees earned, which the Company expects to pay before the end of 2023.
(5)	As of December 31, 2022, Mr. Segal deferred $8,750 of fees earned, which the Company expects to pay before the end of 2023.

Director Compensation Program

Our current director compensation program is designed to align our director compensation program with the long-term interests of our stockholders by implementing a program comprised of cash and equity compensation.

In setting director compensation, we consider the amount of time that directors expend in fulfilling their duties to the Company as well as the skill level and experience required by our board of directors. We also consider board compensation practices at similarly situated companies, while keeping in mind the compensation philosophy of us and the stockholders’ interests. The directors also receive reimbursement for expenses, including reasonable travel expenses to attend board and committee meetings, reasonable outside seminar expenses, and other special board related expenses.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table shows information regarding our equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	64,851	(2)	$68.00	33,117
Equity compensation plans not approved by security holders	-		-	-
Total	64,851		$68.00	33,117

(1) 2019 Stock Incentive Plan. On October 3, 2019, our Board adopted the 2019 Stock Incentive Plan (as amended, the “Plan”). The purpose of our Plan is to advance the best interests of the company by providing those persons who have a substantial responsibility for our management and growth with additional incentive and by increasing their proprietary interest in the success of the company, thereby encouraging them to maintain their relationships with us. Further, the availability and offering of stock options and common stock under the plan supports and increases our ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability which we depend. The total number of shares available for the grant of either stock options or compensation stock under the plan, including 20,641 shares approved at our shareholders meeting on October 12, 2022, is 125,000 shares, subject to annual increases of six percent (6%) of the total number of shares of outstanding Common Stock on December 31st of the preceding calendar year.

(2) We granted 10,206 shares subject to restricted stock grants under the Plan in the year ended December 31, 2022.

Our Board administers our plan and has full power to grant stock options and common stock, construe and interpret the plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper. Any decision made, or action taken, by our Board arising out of or in connection with the interpretation and administration of the plan is final and conclusive.

The Board, in its absolute discretion, may award common stock to employees of, consultants to, and directors of the company, and such other persons as the Board or compensation committee may select, and permit holders of common stock options to exercise such options prior to full vesting therein and hold the common stock issued upon exercise of the option as common stock. Stock options may also be granted by our Board or compensation committee to non-employee directors of the company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the company.

In the event that our outstanding common stock is changed into or exchanged for a different number or kind of shares or other securities of the company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the plan.

Our Board may at any time, and from time to time, suspend or terminate the plan in whole or in part or amend it from time to time in such respects as our Board may deem appropriate and in our best interest.

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TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a written policy with respect to the review, approval, and ratification of related party transactions. Under the policy, any transactions where the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any related person has or will have a direct or indirect material interest, other than equity and other compensation, termination and other arrangements which are described under the headings “Compensation of Directors” and “Executive and Director Compensation,” is defined as a related party transaction. Any such related party transactions are reviewed and must be approved by the Company’s board of directors. All share amounts and exercise prices set forth in this section (Transactions with Related Persons) have been retroactively adjusted to give effect to the Company’s 1-20 reverse stock split effectuated on July 28, 2023.

CERTAIN RELATED PARTY TRANSACTIONS

In October 2021, Paulson Investment Company served as a placement agent for the Company’s registered direct offering and received fees and commissions for such role in the amount of $323,584. Trent Davis, one of the Company’s directors, is President of Paulson Investment Company. Mr. Davis did not receive any compensation related to the fees and commissions received by Paulson. Steve Shum and Andrea Goren, the CEO and CFO of the Company, respectively, each purchased 1,534 shares in the registered direct offering for gross proceeds of $199,994.

In the fourth quarter of 2022, the Company received $700,000 through the issuance of demand notes from related parties, as follows: (a) $500,000 from JAG; (b) $100,000 from our chief executive officer, Steve Shum; and (c) $100,000 from our chief financial officer, Andrea Goren. The Company’s CFO is a beneficiary of JAG but does not have any control over JAG’s investment decisions with respect to the Company. See Note 9 of the Notes to Company’s Consolidated Financial Statements for the year ended December 31, 2022 for additional information.

As of December 31, 2022 the Company owed accounts payable to related parties totaling $76,948, primarily related to unpaid employee expense reimbursements and unpaid board fees.

HEDGING POLICY

The Company does not permit directors, officers or employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to INVO Bioscience, Inc., Attn: Corporate Secretary, 5582 Broadcast Court, Sarasota, FL 34240. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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Next Year’s Annual Meeting

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by August 28, 2024 to our Corporate Secretary at 5582 Broadcast Court, Sarasota, FL 34240. Provided that the date of the 2024 Annual Meeting is within thirty days of the anniversary of the 2023 Annual Meeting, if you wish to nominate an individual for election at, or bring business other than through a shareholder proposal before, the 2024 Annual Meeting, you must deliver your notice to our Corporate Secretary at the address above between September 27, 2024 and October 27, 2024. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of our common shares that you beneficially own. If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) your name and address, (iii) the class and number of shares of the corporation which you beneficially own, (iv) any material interest that you have in your proposal, and (v) any other information that you are required to be provided pursuant to Regulation 14A under the Exchange Act. If you propose to nominate an individual for election as a director, your notice must also include, as to each proposed nominee: (i) her or his name, age, business address and residence address, (ii) her or his the principal occupation or employment, (iii) the class and number of shares of our share capital that are owned of record or beneficially by her or him, (iv) the date or dates on which the shares were acquired and the investment intent of the acquisition, and (v) any other information concerning the proposed nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such proposed nominee in a contested election (even if a contested election is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act, including the proposed nominee’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the independence, or lack of independence, of the proposed nominee.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Dated: November 24, 2023

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Appendix A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT1

INVO BIOSCIENCE, INC.

Warrant Shares: 276,000	Issue Date: March 27, 2023

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Armistice Capital, LLC or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on March 27, 2031 (the “Termination Date”) but not thereafter, to subscribe for and purchase from INVO Bioscience, Inc., a Nevada corporation (the “Company”), up to 276,000 shares of Common Stock. (as subject to adjustment hereunder, the “Warrant Shares”) The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated March 23, 2023, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1 The number of Warrant Shares and the Exercise Price set forth in the Warrant have been adjusted to give effect to the Company’s 1-20 reverse stock split effectuated on July 28, 2023.

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b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $12.60, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at any time after the six month anniversary of the Closing Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms = of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

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d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

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iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges. Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

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vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verily or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

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d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

A-8

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

A-9

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

A-10

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 4.1 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise: No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays. Sundays. Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

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d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

A-12

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

A-13

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

INVO BIOSCIENCE, INC.

By:
Name:	Steven Shum
Title:	Chief Executive Officer

A-14

EXHIBIT A

NOTICE OF EXERCISE

TO:	INVO BIOSCIENCE, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2©, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2©.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing

Entity:	_____________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _____________________________________________________
Name of Authorized Signatory: _______________________________________________________________________
Title of Authorized Signatory: ________________________________________________________________________
Date: ___________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: ________________ ___, ______

Holder’s Signature:
________________________________

Holder’s Address:

________________________________

INVO BIOSCIENCE, INC
C/O TRANSFER ONLINE
512 SE SALMON STREET
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/25/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of directors for a term expiring at the 2024 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Steven Shum 02 Trent Davis 03 Barbara Ryan 04 Matthew Szot 05 Rebecca Messina

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Ratification of appointment of M&K CPA's, PLLC as independent auditors for fiscal year 2023.	☐	☐	☐
3 To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement from $12.60 per share to $2.85 per share (the Warrant Exercise Price Reduction); and	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000622633_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

INVO BIOSCIENCE, INC.
2023 Annual Meeting of Shareholders
December 26, 2023 12:00 PM (ET)
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Steven Shum, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of INVO Bioscience, Inc. that the shareholder is entitled to vote at the 2023 Annual Meeting of Shareholders, to be virtually held at 12:00 PM, EST on 12/26/2023 via live webcast that can be accessed by visiting www.virtualshareholdermeeting.com/INVO2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted by the proxy holder FOR the election of all nominees and FOR the proposals 2 and 3 listed on the reverse side and in their discretion on any other matters that are properly presented at the meeting or any adjournments or postponements thereof.

0000622633_2 R1.0.0.6

Continued and to be signed on reverse side